DFA Investment Dimensions Group Inc.
Dimensional Investment Group Inc.
Dimensional ETF Trust

SUPPLEMENT TO THE CURRENTLY EFFECTIVE
STATEMENTS OF ADDITIONAL INFORMATION

The purpose of this supplement to the currently effective Statements of Additional Information (“SAIs”) of each series of DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., and Dimensional ETF Trust (each, a “Fund” and collectively, the “Funds”) is to update the description of the membership of the Nominating and Governance Committee of each Board of Directors or Board of Trustees of the Funds. Capitalized terms not otherwise defined in this supplement have the meanings assigned to them in the SAIs.

I.
The following information replaces the first sentence of the fifth paragraph under the heading “Directors and Officers—Directors—Organization of the Board” or “Trustees and Officers—Trustees—Organization of the Board” in the SAIs:

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff and Heather E. Tookes.

The date of this Supplement is July 1, 2025